UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2017

ZAGG INC

(Exact name of registrant as specified in charter)

Delaware	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

910 West Legacy Center Drive, Suite 500 Midvale, Utah 84047

(Address of principal executive offices)

Registrant’s telephone number, including area code: (801) 263-0699

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On July 17, 2017, ZAGG Inc (the “Company”), KeyBank National Association (“KeyBank”), ZB, N.A. dba Zions First National Bank (“Zions Bank”), and JPMorgan Chase Bank, N.A. (collectively, the “Lenders”), and KeyBank, as the administrative agent for the Lenders, entered into a Third Amendment Agreement (“Amendment”), which amends the original Credit and Security Agreement dated as of March 3, 2016 by and among the Company, KeyBank, KeyBanc Capital Markets Inc., Zions Bank, and the other lenders party thereto, as amended by that certain First Amendment Agreement dated as of May 31, 2016 and that certain Second Amendment Agreement dated as of March 8, 2017 (collectively, the “Credit Agreement”), to:

●	Increase the Maximum Revolving Amount, as defined in the Credit Agreement, from $85.0 million to:

○	$135.0 million from July 17, 2017 to December 31, 2017;

○	$110.0 million from January 1, 2018 to May 31, 2018; and

○	$100.0 million from June 1, 2018 forward.

●	Expand Permitted Foreign Subsidiary Loans, Guaranties and Investments, as defined in the Credit Agreement, to include:

○	A $2.0 million loan dated April 5, 2017 from the Company to ZAGG International Distribution Limited; and

○	Any other loan or investment by the Company or any domestic subsidiary of the Company in or to, or guaranty of indebtedness of, any foreign subsidiary of the Company for the period July 17, 2017 to March 31, 2018, in an aggregate amount not to exceed $8.0 million.

●	Increase the Letter of Credit Commitment, as defined in the Credit Agreement, from $7.5 million to an aggregate amount of $40.0 million.

●	Increase the Borrowing Base, as defined in the Credit Agreement, on a seasonal basis between August 1, 2017 and September 30, 2017 by $15.0 million.

In connection with the Amendment, the Company also entered into replacement revolving credit notes with each of the Lenders. As consideration for entering into the Amendment, the Company agreed to pay the administrative agent and Lenders total amendment and arrangement fees of $145.0 thousand, pursuant to the terms of an administrative agent fee letter and a closing fee letter entered into with KeyBank. The changes to the Credit Agreement described above were made to support core-business opportunities.

The foregoing summary is qualified in its entirety by reference to the Amendment and other loan documents attached hereto as Exhibits 10.1-10.6, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The discussion of the Amendment set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

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Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Third Amendment Agreement, dated July 17, 2017, by and among ZAGG Inc, KeyBank National Association, ZB, N.A. dba Zions First National Bank and JP Morgan Chase Bank, N.A.
10.2	$49,090,909.08 Revolving Credit Note, dated July 17, 2017, by ZAGG Inc to KeyBank National Association
10.3	$42,954,545.46 Revolving Credit Note, dated July 17, 2017, by ZAGG Inc to ZB, N.A. dba Zions First National Bank
10.4	$42,954,545.46 Revolving Credit Note, dated July 17, 2017, by ZAGG Inc to JPMorgan Chase Bank, N.A.
10.5	Third Amendment Administrative Agent Fee Letter, dated July 17, 2017, between ZAGG Inc and KeyBank National Association
10.6	Third Amendment Closing Fee Letter, dated July 17, 2017, between ZAGG Inc and KeyBank National Association

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2017	ZAGG Inc

/s/ BRADLEY J. HOLIDAY
Bradley J. Holiday
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment Agreement, dated July 17, 2017, by and among ZAGG Inc, KeyBank National Association, ZB, N.A. dba Zions First National Bank and JP Morgan Chase Bank, N.A.
10.2	$49,090,909.08 Revolving Credit Note, dated July 17, 2017, by ZAGG Inc to KeyBank National Association
10.3	$42,954,545.46 Revolving Credit Note, dated July 17, 2017, by ZAGG Inc to ZB, N.A. dba Zions First National Bank
10.4	$42,954,545.46 Revolving Credit Note, dated July 17, 2017, by ZAGG Inc to JPMorgan Chase Bank, N.A.
10.5	Third Amendment Administrative Agent Fee Letter, dated July 17, 2017, between ZAGG Inc and KeyBank National Association
10.6	Third Amendment Closing Fee Letter, dated July 17, 2017, between ZAGG Inc and KeyBank National Association

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